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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of PubliCARD, Inc. on Form S-8 of our reports dated March 20, 2000 included in PubliCARD, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                                       /s/ ARTHUR ANDERSEN LLP

                                                       ARTHUR ANDERSEN LLP

Stamford, Connecticut
August 8, 2000